UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway
San Jose
California	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2026, Western Digital Corporation (the “Company”) filed a Certificate of Elimination with the Secretary of State of the State of Delaware with respect to the Company’s Series A Convertible Perpetual Preferred Stock, par value $0.01 per share (the “Preferred Stock”), pursuant to which the Preferred Stock was eliminated and returned to the status of authorized and unissued preferred shares of the Company. Following the mandatory conversion of the outstanding shares of the Preferred Stock on February 17, 2026, there were no outstanding shares of the Preferred Stock. The Certificate of Elimination became effective with the Secretary of State of the State of Delaware upon filing. The full text of the Certificate of Elimination is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On February 13, 2026, the Company issued a conditional notice of redemption of up to the entire aggregate principal amount outstanding of its 2.850% Senior Notes due 2029 (CUSIP No. 958102AQ8) (the “2029 Notes”) and of its 3.100% Senior Notes due 2032 (CUSIP No. 958102AR6) (the “2032 Notes” and, together with the 2029 Notes, the “Notes”), which were issued pursuant to an indenture, dated as of December 10, 2021 (the “Indenture”), among the Company and U.S. Bank, National Association, as trustee (the “Trustee”) (the “Redemption”). On February 13, 2026, the Trustee provided notice of conditional redemption (the “Redemption Notice”) to the record holders of the Notes in accordance with DTC procedures.

As a consequence of the repayment of certain debt obligations of the Company on February 19, 2026, the Notes are no longer required to be secured pursuant to the terms of the Indenture, and thus all liens and security interests securing the Notes were automatically released.

On February 23, 2026, the Company deposited sufficient funds with the Trustee for the Notes to pay the redemption price payable in respect of all outstanding Notes (in each case, including accrued and unpaid interest thereon to, but excluding, the redemption date). As a consequence of the foregoing, the Company redeemed the Notes in full.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Convertible Perpetual Preferred Stock of Western Digital Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

By:	/s/ Cynthia Tregillis
Cynthia Tregillis
Executive Vice President, Chief Legal Officer and Secretary

Date: February 24, 2026